REVERSAL OF IMPAIRMENT OF FINANCIAL ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2023
REVERSAL OF IMPAIRMENT OF FINANCIAL ASSETS, NET
Schedule of reversal of impairments of financial assets

In € thousand	12/31/2023	12/31/2022	12/31/2021
Reversal of receivables from the Silicon Group	21,375	—	—
Reversal of impairment of shareholder loan (included in trade and other receivables)	1,418	3,091	3,284
Other	(97)	—	49
Total	22,696	3,091	3,333